                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Arphiela Arizmendi, Christopher O. Blunt, Marguerite E. H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                       Title                     Date
---------                       -----                     ----
/s/ Lawrence Glacken
--------------------
Lawrence Glacken               Director                March 29, 2006

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Arphiela Arizmendi, Christopher O. Blunt, Marguerite E. H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                       Title               Date
---------                       -----               ----
/s/ Susan B. Kerley
-------------------
Susan B. Kerley                Director         March 29, 2006

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Arphiela Arizmendi, Christopher O. Blunt, Marguerite E. H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                       Title                Date
---------                       -----                ----
/s/ Robert P. Mulhearn
----------------------
Robert P. Mulhearn             Director         March 29, 2006

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Arphiela Arizmendi, Christopher O. Blunt, Marguerite E. H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                       Title                Date
---------                       -----                ----
/s/ Peter Meenan
----------------
Peter Meenan                   Director         March 29, 2006

                                POWER OF ATTORNEY

         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                               Title                     Date
---------                               -----                     ----

/s/ Christopher O. Blunt
------------------------
Christopher O. Blunt                    President                 April 6, 2006

                                POWER OF ATTORNEY

         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                   Title                                  Date
---------                   -----                                  ----

/s/ Arphiela Arizmendi
----------------------
Arphiela Arizmendi          Treasurer, and Principal Financial     April 6, 2006
                            and Accounting Officer